UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934




 Date of Report (Date of earliest event reported)    March 1, 2000
                                                     -------------


                         NEWELL RUBBERMAID INC.
 ------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Charter)



        Delaware                 1-9608                  36-3514169
 -------------------------------------------------------------------------
 (State or Other             (Commission               (IRS Employer
 Jurisdiction of              File Number)             Identification No.)
 Incorporation)


          29 East Stephenson Street, Freeport, Illinois 61032-0943
  ------------------------------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)




 Registrant's telephone number, including area code  (815) 235-4171
                                                     --------------



 ITEM 5. OTHER EVENTS.

     Newell Rubbermaid Inc. (the "Company") is filing herewith as
 Exhibit 99.1 Consolidated Financial Statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations of Newell Rubbermaid Inc. for the fiscal year ended December 31, 1999.

     The Company is also filing herewith as Exhibit 99.2 the current Newell Safe Harbor Statement for Forward-Looking Statements.


 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               23.1  Consent of Arthur Andersen LLP.

               23.2  Consent of KPMG LLP.

               99.1 Newell Rubbermaid Inc. Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Year Ended December 31, 1999.

               99.2 Newell Rubbermaid Inc. Safe Harbour Statement for Forward-Looking Statements.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        NEWELL RUBBERMAID INC.
                                        (Registrant)


                                             /s/ Andrea L. Horne
     Date: March 1, 2000                By: -----------------------------------
                                             Andrea L. Horne
                                             Vice President -- Associate
                                             General Counsel




                                 EXHIBIT INDEX

     Exhibit
     No.               Description
     -------           -----------

     23.1              Consent of Arthur Andersen LLP.

     23.2              Consent of KPMG LLP.

     99.1              Newell Rubbermaid Inc. Consolidated Financial
                       Statements and Management's Discussion and
                       Analysis of Financial Condition and Results of
                       Operations for the Year Ended December 31, 1999.

     99.2              Newell Rubbermaid Inc. Safe Harbor Statement for
                       Forward-Looking Statements.
